FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2019

HC2 HOLDINGS, INC.

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 30th Floor
New York, NY 10022
(Address of principal executive offices)

(212) 235-2690
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HCHC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders
The Annual Meeting of the Company was held on June 13, 2019. The final voting results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1:	Election of Directors
The holders of the shares of the Company’s common stock (the “Common Stock”), Series A Convertible Participating Preferred Stock (the “Series A Preferred Stock”) and Series A-2 Convertible Participating Preferred Stock (the “Series A-2 Preferred Stock” and, together with the Series A Preferred Stock the “Preferred Stock”), voting as a single class and with the Preferred Stock voting on an as-converted basis, voted to elect the following five nominees as members of the Board of Directors of the Company, each to hold office until the Company’s 2020 Annual Meeting of Stockholders and until his successor is duly elected and qualified. The results of the vote were as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
Philip A. Falcone	26,153,370	1,670,387	134,691	14,863,910
Wayne Barr, Jr.	16,600,916	11,218,714	138,818	14,863,910
Warren S. Gfeller	20,243,045	7,569,059	146,344	14,863,910
Lee S. Hillman	20,416,258	7,395,732	146,458	14,863,910
Robert V. Leffler, Jr.	15,558,370	12,228,882	171,196	14,863,910

Proposal 2:	Approval of Advisory Vote on the Compensation of the Company’s Named Executive Officers (“Say on Pay Vote”)
The holders of the Company’s Common Stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis, voted not to approve the non-binding, advisory proposal on the compensation of the Company’s named executive officers. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
13,572,934	14,264,193	121,321	14,863,910

Proposal 3:	Approval of Advisory Vote on Frequency of Holding Say on Pay Votes (“Say on Frequency Vote”)
The holders of the Company’s Common Stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis, voted to have the Company hold Say on Pay Votes every ONE YEAR. The results of the vote were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
27,201,054	89,281	322,101	346,012	14,863,910
In accordance with the results of this vote, on June 18, 2019, the Board of Directors of the Company determined that a non-binding, advisory vote on the compensation of the Company’s named executive officers will be held every one year (until the next required non-binding, advisory vote on the frequency of such votes).

Proposal 4:	Ratification of the appointment of BDO USA, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.
The holders of the Company’s Common Stock and Preferred Stock, voting as a single class and with the Preferred Stock voting on an as-converted basis, voted to ratify the appointment of BDO USA, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
42,389,473	189,065	243,820	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2019

HC2 Holdings, Inc.
(Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer